Exhibit 32 - Certification  Pursuant to Section 906 of the Sarbanes-Oxley Act of
             2002

In connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended September 30, 2004, (the "Report") by Interchange Financial Services Corporation ("Registrant"), each of the undersigned hereby certifies that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

                                           /s/ Anthony S. Abbate
                                           -------------------------------------
                                           Anthony S. Abbate
                                           President and Chief Executive Officer

                                           /s/ Charles T. Field
                                           -------------------------------------
                                           Charles T. Field
                                           Senior Vice President and CFO